Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended January 1, 2012 of Sport Chalet, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Date: February 9, 2012

	By:	/s/ Craig L. Levra
Chairman of the Board,
Chief Executive Officer and President

By:	/s/ Howard K. Kaminsky
Executive Vice President-Finance,
Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to Sport Chalet, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.